SUPPLEMENT DATED AUGUST 11, 2014
to

PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
(FORMERLY KNOWN AS SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))
DELAWARE LIFE VARIABLE ACCOUNT F
(FORMERLY KNOWN AS SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F)

On July 31, 2014, shareholders approved the reorganization of the following MFS Variable Insurance Trust II funds (“Acquired Fund”) into the corresponding acquiring fund (“Acquiring Fund”) after the close of business on August 8, 2014:

Acquired Fund		Acquiring Fund
MFS® Utilities Portfolio	was reorganized into	MFS® Utilities Series

MFS® Utilities Portfolio is no longer available for investment and all references to the fund are hereby deleted from the prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity Variable Annuity(US)                                                                                                                                          8/2014